UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2022
____________________
AVAYA HOLDINGS CORP.
(Exact Name of Registrant as Specified in its Charter)
____________________

Delaware		001-38289	26-1119726
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification Number)

2605 Meridian Parkway, Suite 200
Durham,	North Carolina		27713
(Address of Principal Executive Office)			(Zip Code)
Registrant's telephone number, including area code: (908) 953-6000
N/A
(Former Name or Former Address, if Changed Since Last Report)
 ____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AVYA	New York Stock Exchange

Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
As previously disclosed, Avaya Holdings Corp. (the “Company”) failed to timely file its Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 (the “Form 10-Q”), for the reasons described in the Company’s notification on Form 12b-25 filed with the Securities and Exchange Commission (the “SEC”) on August 9, 2022. On August 16, 2022, the Company received a notice (the “NYSE Notice”) from the New York Stock Exchange (the “NYSE”) notifying the Company that, because the Company did not timely file the Form 10-Q, it is not in compliance with Section 802.01E of the NYSE Listed Company Manual, which requires that NYSE-listed companies timely file all periodic reports with the SEC.
The NYSE Notice is a routine notification to NYSE-listed companies who are untimely in filing their periodic reports, and has no immediate effect on the listing of the Company’s common stock on the NYSE. The NYSE Notice informed the Company that, under the NYSE’s rules, the Company has six months from the date of the NYSE Notice, until February 15, 2023, to file the Form 10-Q and regain compliance with the NYSE listing standards. If the Company fails to file the Form 10-Q by the six-month deadline, the NYSE may, in its sole discretion, grant an extension of up to six additional months for the Company to regain compliance, depending on the specific circumstances. Under NYSE rules, the NYSE may also commence delisting proceedings at any time if it deems that the circumstances warrant such proceedings.
The Company is working to resolve the issues that have led to the delay in the Form 10-Q filing in order to be able to file the Form 10-Q as soon as possible, but in any event expects to make the Form 10-Q filing before the February 15, 2023 deadline stipulated by the NYSE in the NYSE Notice.

Item 8.01.    Other Events
On August 16, 2022, the Company issued a press release announcing its receipt of the NYSE Notice. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements
This report contains certain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws. These statements may be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “our vision,” “plan,” “potential,” “preliminary,” “predict,” “should,” “will,” or “would” or the negative thereof or other variations thereof or comparable terminology. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. These statements do not include the potential impact of any business combinations, asset acquisitions, divestitures, strategic investments or other strategic transactions completed after the date hereof. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control. Risks and uncertainties that may cause these forward-looking statements to be inaccurate include, among others: the finalization of the Company’s fiscal 2022 third quarter financial statements; the findings of the Audit Committee’s investigations; the effectiveness of the Company’s internal control over financial reporting and disclosure controls and procedures, and the potential for a material weaknesses in the Company’s internal controls over financial reporting or other potential weaknesses of which the Company is not currently aware or which have not been detected; the Company’s ability to continue as a going concern; the impact of litigation and regulatory proceedings; the impact and timing of any cost-savings measures; the termination or modification of current contracts which could impair attainment of our OneCloud ARR metric; the duration, severity and impact of the coronavirus pandemic (“COVID-19”); the impact of the Russia/Ukraine conflict on the global economy and our business, including impacts from related sanctions and export controls imposed by the U.S., UK and the EU on certain industries and Russian parties as a result of the conflict, as well as responses by the governments of Russia or other jurisdictions; and other factors discussed in the Company’s Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q filed with the SEC. These risks and uncertainties may cause the Company’s actual results, performance, liquidity or achievements to differ materially from any future results, performance, liquidity or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the Company’s filings with the SEC that are available at www.sec.gov. The Company cautions you that the list of important factors included in the Company’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this report may not in fact occur. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Item 9.01.    Financial Statements and Exhibits
(d)    Exhibits

Exhibit	Exhibit Name
99.1	Press Release of Avaya Holdings Corp., dated August 16, 2022
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVAYA HOLDINGS CORP.
Date: August 16, 2022	By:	/s/ Kieran J. McGrath
	Name:	Kieran J. McGrath
	Title:	Executive Vice President and Chief Financial Officer